UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 4/15/2005

FASTENTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-108365

Delaware	52-2225101
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Boulevard

Suite 1230

Minneapolis, MN 55437

(Address of Principal Executive Offices, Including Zip Code)

(952) 921-2090

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regional FD Disclosure

The following information is being furnished under Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 15, 2005, FastenTech, Inc. (the “Company”) issued a press release announcing that it has completed its offer to exchange up to $145,000,000 principal amount of its outstanding 11½% Senior Subordinated Notes due 2011 for a like principal amount of 11½% Senior Subordinated Notes due 2011 with substantially identical terms that have been registered under the Securities Act of 1933, as amended. Attached as Exhibit 99.1 to this report is a copy of the Company’s press release and such press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit

99.1	Press release of FastenTech, Inc., dated April 15, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENTECH, INC.

Date: April 15, 2005	By:	/s/ Michael R. Elia
Michael R. Elia
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of FastenTech, Inc., dated April 15, 2005.